UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

STERLING CHECK CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40829	37-1784336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6150 Oak Tree Boulevard, Suite 490 Independence Ohio		44131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 1 (800) 853-3228

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on February 28, 2024, Sterling Check Corp., a Delaware corporation (the “Company” or “Sterling”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Advantage Corporation, a Delaware corporation (“First Advantage”), and Starter Merger Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of First Advantage (“Merger Sub”).

On October 31, 2024, First Advantage completed the acquisition (such acquisition, the “Transaction”) of Sterling. Pursuant to and subject to the terms of the Merger Agreement, Merger Sub merged with and into Sterling, with Sterling surviving the merger with Merger Sub and becoming an indirect, wholly-owned subsidiary of First Advantage.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on March 1, 2024 and is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the consummation of the Transaction, on October 31, 2024, the Company repaid all outstanding term loans and other amounts under, and terminated, its Credit Agreement, dated as of November 29, 2022, by and among Sterling Infosystems, Inc., as borrower, Sterling Intermediate Corp. and the other guarantors party thereto, KeyBank National Association, as agent, and the lenders party thereto.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.

Each share of common stock, par value $0.01 per share, of Sterling (each, a share of “Sterling Common Stock”) issued and outstanding immediately prior to the effective time of the Transaction (the “Effective Time”), other than shares of Sterling Common Stock (i) owned or held in treasury by Sterling or owned by First Advantage or Merger Sub (which were cancelled), (ii) owned by stockholders who properly exercised and perfected appraisal rights under Delaware law or (iii) owned by any wholly-owned subsidiary of Sterling, was converted into the right to receive, at the election of the holder of such shares of Sterling Common Stock, and subject to proration in accordance with the Merger Agreement as described below, one of the following forms of consideration (or a combination thereof) (the “Merger Consideration”):

•	$16.73 in cash, without interest (the “Cash Consideration”) per share of Sterling Common Stock; or

•

0.979 (the “Exchange Ratio”) of a share of common stock, par value $0.001 per share, of First Advantage (each, a share of “First Advantage Common Stock”) per share of Sterling Common Stock (the “Stock Consideration”).

The Merger Consideration was subject to proration, such that the total number of shares of Sterling Common Stock and Company Common Stock Equivalents (as defined in the Merger Agreement) entitled to receive the Cash Consideration was equal to approximately 71% of the aggregate number of shares of Sterling Common Stock issued and outstanding and Company Common Stock Equivalents immediately prior to the Effective Time, and the total number of shares of Sterling Common Stock and Company Common Stock Equivalents entitled to receive the Stock Consideration was equal to approximately 29% of the aggregate number of shares of Sterling Common Stock issued and outstanding and Company Common Stock Equivalents immediately prior to the Effective Time. No fractional shares of First Advantage Common Stock were issued.

Based on the final results of the Merger Consideration election process:

•

Holders of approximately 41.58% of the shares of Sterling Common Stock and Company Common Stock Equivalents eligible to make a Merger Consideration election elected to receive the Stock Consideration and, in accordance with the proration procedures set forth in the Merger Agreement, (i) approximately 65.71% of such shares shall receive the Stock Consideration and (ii) approximately 34.29% of such shares shall receive the Cash Consideration; and

•

Holders of approximately 58.42% of the shares of Sterling Common Stock and Company Common Stock Equivalents eligible to make a Merger Consideration election elected to receive the Cash Consideration or did not make a valid election or did not deliver a valid election form prior to the election deadline. Each such holder shall receive the Cash Consideration.

A more detailed description of the Merger Consideration and the allocation and proration procedures applicable to elections is contained in the Registration Statement on Form S-4 filed by First Advantage with the SEC, and related information statement/prospectus, dated as of June 11, 2024, which are available at the SEC’s website at www.sec.gov.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.01.

In connection with the consummation of the Transaction, Sterling notified representatives of The NASDAQ Global Stock Market (“NASDAQ”) that the Transaction had been completed. Sterling requested that NASDAQ (i) halt trading of Sterling Common Stock prior to the open of trading on the day of the closing of the Transaction, (ii) withdraw the Sterling Common Stock from listing on NASDAQ and (iii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to report that the Sterling Common Stock is no longer listed on NASDAQ and to apply for the deregistration of the Sterling Common Stock under Section 12(b) of the Exchange Act. As a result, the Sterling Common Stock, which previously traded under the symbol “STER”, will no longer be listed on NASDAQ.

In addition, Sterling intends to file with the SEC a certification and notice of termination on Form 15 requesting the termination of registration of the Sterling Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

In connection with the consummation of the Transaction, at the Effective Time, holders of Sterling Common Stock (other than Sterling Common Stock (i) owned or held in treasury by Sterling or owned by First Advantage or Merger Sub (which were cancelled), (ii) owned by stockholders who properly exercised and perfected appraisal rights under Delaware law or (iii) owned by any wholly-owned subsidiary of Sterling), and Sterling Equity Awards ceased to have any rights in connection with their holding of such securities (other than the right to receive their applicable amount of the Merger Consideration as described under Item 2.01).

Item 5.01.	Change in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

As a result of the consummation of the Transaction, a change in control of the Company occurred, and the Company became an indirect, wholly-owned subsidiary of First Advantage.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, each of the members of the Company’s board of directors as of immediately prior to the Effective Time ceased his or her respective service as a director of the Company and all of the incumbent officers of the Company as of immediately prior to the Effective Time were removed as officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, each of the certificate of incorporation and the bylaws of the Company as in effect immediately prior to the Effective Time was amended and restated in its entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 28, 2024, by and among First Advantage Corporation, Sterling Check Corp. and Starter Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 1, 2024).

2.2	Waiver, dated as of March 25, 2024, by and among First Advantage Corporation, Sterling Check Corp. and Starter Merger Sub, Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Form 10-Q filed on May 9, 2024).

3.1	Amended and Restated Certificate of Incorporation of Sterling Check Corp.

3.2	Amended and Restated Bylaws of Sterling Check Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CHECK CORP.

October 31, 2024	By:	/s/ Amanda DeGasperi
	Name: Title:	Amanda DeGasperi Vice President, Associate General Counsel and Assistant Secretary